Exhibit 99.1

FINAL FOR RELEASE Contact Jupiter Wellness, Inc. 561-244-7100 investors@jupiterwellness.com Release Date 8/24/2022

Jupiter Wellness to Present Its Line of NoStingz Jellyfish Protection Sunscreen at Surf Expo

JUPITER, FL / August 24, 2022 – Jupiter Wellness, Inc. (Nasdaq: JUPW), a wellness company focused on hair, skin, and sexual health, announced today it will be exhibiting its sun care line, NoStingz, at Surf Expo in Orlando, Florida, September 8-10, 2022. NoStingz is a patent pending jellyfish sting prevention sunscreen that protects users from jellyfish and sea lice.

“We are excited to return to Surf Expo once again. This time with an even better product suited perfectly to coastal and island purchasers of sun care products,” said Brian John, CEO of Jupiter Wellness. “Our product is just as good, if not better than the major name brands on the market but with the added benefit of protecting users from jellyfish and sea lice stings. If you have a store near a beach, your customers want this product. If you visit the beach with your kids, you need this product.”

About Surf Expo

As the largest and longest-running watersports and beach lifestyle trade show in the world, Surf Expo is THE PLACE to preview all the new styles and introductions ranging from top surf brands, apparel, footwear, swimwear, fishing, and marine products, souvenirs, resort items, and coastal gifts. Produced in January and September at the Orange County Convention Center in Orlando, Florida, Surf Expo features thousands of apparel and hardgoods brands along with a full line-up of special events, including fashion shows, industry parties, annual awards ceremonies, and more.

About Jupiter Wellness

We support health and wellness through the research and development of over-the-counter (OTC) products and intellectual property. Our product pipeline addresses a range of conditions, including hair loss, eczema, burns, and sexual wellness. Revenue is generated through the sales of OTC and consumer products, contract research agreements, and licensing royalties.

For more information, please visit the company’s website at www.JupiterWellness.com or follow Jupiter Wellness on Twitter and LinkedIn.

Media Contact

Phone: 561-244-7100

Email: media@jupiterwellness.com

Investor Contact

Phone: 561-244-7100

Email: investors@jupiterwellness.com

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Forward-Looking Statements

This communication contains forward-looking statements regarding Jupiter Wellness, including, the anticipated timing of studies and the results and benefits thereof. You can generally identify forward-looking statements by the use of forward-looking terminology such as “anticipate,” “believe,” “continue,” “could,” “estimate,” “expect,” “explore,” “evaluate,” “intend,” “may,” “might,” “plan,” “potential,” “predict,” “project,” “seek,” “should,” or “will,” or the negative thereof or other variations thereon or comparable terminology. These forward-looking statements are based on each of the Company’s current plans, objectives, estimates, expectations, and intentions and inherently involve significant risks and uncertainties, many of which are beyond Jupiter Wellness’ control. Actual results and the timing of events could differ materially from those anticipated in such forward-looking statements as a result of these risks and uncertainties and other risks and uncertainties affecting Jupiter Wellness, including those described from time to time under the caption “Risk Factors” and elsewhere in Jupiter Wellness’ Securities and Exchange Commission (SEC) filings and reports, including Jupiter Wellness’ Annual Report on Form 10-K for the year ended December 31, 2021, and future filings and reports by Jupiter Wellness. Moreover, other risks and uncertainties of which the combined company is not currently aware may also affect each of the companies’ forward-looking statements and may cause actual results and the timing of events to differ materially from those anticipated. Investors are cautioned that forward-looking statements are not guarantees of future performance. The forward-looking statements made in this communication are made only as of the date hereof or as of the dates indicated in the forward-looking statements and reflect the views stated therein with respect to future events at such dates, even if they are subsequently made available by Jupiter Wellness on its website or otherwise. Jupiter Wellness undertakes no obligation to update or supplement any forward-looking statements to reflect actual results, new information, future events, changes in its expectations, or other circumstances that exist after the date on which the forward-looking statements were made.

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